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CUSIP No. 620071100                                                 Page 1 of 2

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of January 17, 2007, that only one statement containing the information required by Schedule 13D, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of Motorcar Parts America, Inc., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

                                  MIDWOOD CAPITAL PARTNERS, L.P.

                                  By: Midwood Capital Management, LLC
                                           General Partner

                                  By:  /s/ David E. Cohen
                                  -----------------------------------------
                                  David E. Cohen
                                  Manager

                                  MIDWOOD CAPITAL
                                  PARTNERS QP, L.P.

                                  By: Midwood Capital Management, LLC
                                         General Partner

                                  By:  /s/ David E. Cohen
                                  ------------------------------------------
                                  David E. Cohen
                                  Manager

                                  MIDWOOD CAPITAL
                                  MANAGEMENT, LLC

                                  By:  /s/ David E. Cohen
                                  -----------------------------------------
                                  David E. Cohen
                                  Manager

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CUSIP No. 620071100                                                 Page 2 of 2

                                  DAVID E. COHEN

                                  By:  /s/ David E. Cohen
                                  -----------------------------------------
                                  David E. Cohen

                                  ROSS D. DEMONT

                                  By:  /s/ Ross D. DeMont
                                  -----------------------------------------
                                  Ross D. DeMont